UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)                                           June 4, 2007
TRW Automotive Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31970	81-0597059

(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150

(Address of Principal Executive Offices)	(Zip Code)
(734) 855-2600

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
SIGNATURE

ITEM 8.01. OTHER EVENTS.
     On June 4, 2007, TRW Automotive Holdings Corp. (the “Company”) issued a press release filed herewith as Exhibit 99.1 regarding the closing of its previously announced registered public secondary offering, which resulted in the Company ceasing to be a controlled company under the rules of the New York Stock Exchange.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release of TRW Automotive Holdings Corp. dated June 4, 2007

TRW AUTOMOTIVE HOLDINGS CORP.
Dated: June 4, 2007	By:	/s/ David L. Bialosky
David L. Bialosky
Executive Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description
99.1	Press Release of TRW Automotive Holdings Corp. dated June 4, 2007